PCS Commodity Strategy Fund

(the “Fund”)

Class A Shares (Symbol: PCYAX)

Class C Shares (Symbol: PCYCX)

Class I Shares (Symbol: PCYIX)

Supplement dated April 27, 2016

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated December 29, 2015

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

Effective, April 8, 2016, the shareholders of the Fund approved a new advisory agreement with Price Asset Management, LLC, a Delaware limited liability company (formerly an Illinois corporation) located at 141 W Jackson Blvd, Suite 1320A, Chicago, IL, 60604. At a special meeting on December 16, 2015, the Board of Trustees of Northern Lights Fund Trust II approved the new advisory agreement and shareholders were asked to approve the new advisory agreement due to a change in control of the Fund’s previous investment adviser, Price Asset Management, Inc.  Price Asset Management, LLC is 60% owned by Peak View Capital (“Peak View”) with the balance owned by Alan Konn (either directly or through an investment vehicle controlled by Mr. Konn). Peak View is an investment vehicle whose voting interests are currently owned 75% by John Reese and 25% by David Schink, and Mr. Reese and Mr. Schink are its managers. Consequently, all references to Price Asset Management, Inc. in the Fund’s Prospectus and SAI are deleted and replaced with Price Asset Management, LLC.

Additionally, effective May 1, 2016, Karl Foster is no longer a portfolio manager for the Fund. Accordingly, all references to Mr. Foster in the portfolio management sections of Fund’s Prospectus and SAI are hereby removed. The Fund’s investment objective and principal investment strategies have not changed. The Fund has and continues to be managed in accordance with its rules-based methodology by the Fund’s other portfolio managers John Reese, David Schink, Alan Konn and Carlton Chin.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 29, 2015, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-828-3242.